ORALABS HOLDING CORP.
                    1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN
               ADOPTED BY THE BOARD OF DIRECTORS SEPTEMBER 5, 1997


1. PURPOSE.

     (a) The purpose of the 1997 Non-Employee Directors' Option Plan (the "Plan") is to provide a means by which each director of OraLabs Holding Corp. (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of its members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     (c) Notwithstanding the above, the selection of the directors to whom options are to be granted, the timing of such grants, the number of shares subject to any option, the exercise price of any option, the periods during which any option may be exercised and the term of any option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

3. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Hundred Thousand (200,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

     Options shall be granted only to Non-Employee Directors of the Company. All grants of options to Non-Employee Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the provisions of the Plan. No person shall have any discretion to select which Non-Employee Directors shall be granted options or to determine the number of shares of stock to be covered by options granted to Non-Employee Directors.

5. NON-DISCRETIONARY GRANTS.

     (a) Each person who is first elected or appointed to the Board as a Non-Employee Director after the date on which this Plan is approved by the Board(the "Appointment Date"), shall automatically be granted, on the Appointment Date, an option to purchase Twenty Thousand (20,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter the "Initial Option"). In no event shall any of the Board members serving as such at the time of adoption of this Plan be entitled to any Options hereunder if they remain on the Board after they cease serving as employees of the Company.

     (b) Each Non-Employee Director shall be automatically granted an option to purchase Five Thousand (5,000) shares (a "Subsequent Option") each year on the date two business days after the day of each annual meeting of the stockholders of the Company, provided he or she is then an Non-Employee Director and, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months. There shall be no limit on the number of Subsequent Options a person may receive under this Plan. Initial Options and Subsequent Options may hereafter be referred to collectively as "Options".

     (c) If the number of shares then remaining available for the grant of Options under the Plan is not sufficient for each Non-Employee Director to be granted the number of Options called for by the Plan, then each Non-Employee Director shall be granted an Option for a number of whole shares equal to the number of shares then remaining available divided by the number of Non- Employee Directors, disregarding any fractions of shares.

6. OPTION PROVISIONS.

     Each Option shall be subject to the following terms and conditions:

     (a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five (5) years from the date of grant. In the event of an optionee's death, the optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within six (6) months following the date of death, and only to the extent that the optionee was entitled to exercise it on the date of death (but in no event later than the Expiration Date). To the extent that the optionee was not entitled to exercise an Option on the date of death, or to the extent that the optionee's estate or a person who acquired the right to exercise such Option does not exercise an Option which was otherwise exercisable as of the date of death (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     (b) The exercise price of each Option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subsection 9(e)) subject to such Option on the date such Option is granted. Each Option shall be a non-statutory stock option (i.e. an option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code")).

     (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash at the time of exercise;

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

          (iii) Consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan; or

          (iv) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above. However, payment of the exercise price with shares shall not increase the number of shares of stock which may be issued under the Plan as provided in Section 3(a).

     (d) An Option shall be transferable only to the extent specifically provided in the option agreement; provided, however, that if the option agreement does not specifically provide for the transferability of an Option, then the Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the Option. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Act of 1934, as amended (the "1934 Act").

     (e) Both Initial Options and Subsequent Options shall become exercisable and vested in four (4) equal annual installments of one-fourth (1/4) of the number of Options granted as the Initial Options or Subsequent Options, as applicable, commencing on the one (1)-year anniversary of the date of grant of the Option, provided that the optionee has, during the entire period prior to such vesting installment date, continuously served as a Non-Employee Director, whereupon such Option shall become fully vested and exercisable in accordance with its terms with respect to that portion of the shares represented by that Option.

     (f) An Option may not be exercised for a fraction of a share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     (g) The Company may require any optionee, or any person to whom an Option is transferred under subparagraph 6(d), as a condition of exercising any such
Option:

          (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and

          (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if

          (iii) the issuance of the shares upon the exercise of the Option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or

          (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an Option to the optionee or permitting the optionee to exercise the Option. The

Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (h) Notwithstanding anything to the contrary contained herein, an Option may not be exercised unless the shares issuable upon exercise of such Option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. COVENANTS OF THE COMPANY.

     (a) During the terms of the Options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option granted under the Plan, or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options.

8. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an Option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of the Colorado Business Corporation Act.

     (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any Option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an Option granted to him.

     (d) In connection with each Option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax. The withholding tax obligation may be satisfied by payment of the amount in cash, delivery of shares of common stock of the Company already owned by the optionee (subject to the same conditions specified in Section 6(c)(ii) above), or for consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan.

     (e) As used in this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:


          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable;

          (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board or Committee.

9. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by each outstanding Option, and the number of shares of common stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of common stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an Option.

     (b) In the event of (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; and (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the 1934 Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) or the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then either

          (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section (9) for those outstanding under the Plan; or

          (ii) in the event the successor corporation does not agree to assume the Option or substitute an equivalent Option, the Board shall notify optionees at least fifteen (15) days prior to such proposed action, all outstanding Options shall then be deemed fully vested, and to the extent the Option is not exercised, the Option will terminate immediately prior to the consummation of such proposed action.

10. AMENDMENT OF THE PLAN.

     (a) The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. However, to the extent that shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange, such amendment shall not be effective until shareholder approval is obtained. The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval.

     (b) Notwithstanding anything contained in this Plan to the contrary, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Options granted under the Plan to qualify for the exemption provided in Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Option outstanding under the Plan shall, upon request of the Board or Committee and as a condition to the exercisability of such Option, execute a conforming amendment in the form prescribed by the Board or Committee to the option agreement referred to in Section 6 within such reasonable time as shall be specified in such request.

     (c) Rights and obligations under any Option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

11. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 5, 2007. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 9 above.

                              ORALABS HOLDING CORP.
                    1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN

                               STOCK OPTION GRANT
                               ------------------

[Optionee's Name and Address]

     You have been automatically granted this Stock Option (the "Option") to purchase Common Stock of ORALABS HOLDING CORP. (the "Company") pursuant to the Company's 1997 Non- Employee Directors' Option Plan (the "Plan"), a copy of which is attached hereto. This Option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The details of your Option are as follows:

Date of Grant
                                       -----------------------------------------

Vesting Date
                                       -----------------------------------------
Exercise Price Per Share
                                       $ ---------------------------------------
Total Number of Shares Granted
                                       -----------------------------------------
Total Price of Shares Granted
                                       $ ---------------------------------------

Type of Option                         Nonstatutory Stock Option

Term/Expiration  Date
                                       ----------------------------------------

Exercise Schedule:
------------------

     This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below.

     Vesting Schedule
     ----------------

       Date of Vesting                                   Number of Shares
       ---------------                                   ----------------

First Annual Anniversary of Vesting
Date (_______)                                        _______% (_______ Shares)

Thereafter:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          This Option may be exercised, to the extent consistent with the above-vesting schedule, by delivering a Notice of Exercise in the form attached hereto (with the attached Investment Representation
          Statement, if required by the Company), together with the exercise price, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to
          Section 6 of the Plan. This Option may only be exercised for whole shares.

     Termination Period:
     -------------------

     If the optionee's service as a Non-Employee Director terminates for any reason or for no reason, except as set forth in Section 6(_____) of the Plan, the Option shall terminate on the earlier of the Expiration Date or the date _________ (__) months following the date of termination of such service. Exercise of this Option shall be on a form of Exercise Notice provided by the Company.

     OPTIONEE ACKNOWLEDGES THAT NOTHING IN THE PLAN OR IN ANY INSTRUMENT EXECUTED PURSUANT THERETO SHALL CONFER UPON ANY NON- EMPLOYEE DIRECTOR ANY RIGHT TO CONTINUE IN THE SERVICE OF THE COMPANY OR ANY AFFILIATE IN ANY CAPACITY OR SHALL AFFECT ANY RIGHT OF THE COMPANY, ITS BOARD OR STOCKHOLDERS OR ANY AFFILIATE, TO REMOVE ANY NON-EMPLOYEE DIRECTOR PURSUANT TO THE COMPANY'S BYLAWS AND THE PROVISIONS OF THE COLORADO BUSINESS CORPORATION ACT.

     Consideration:
     --------------

     The following kinds of consideration may be tendered and applied toward all or a portion of the Exercise Price in accordance with Section 6(c) of the Plan:

          (i) Payment of the exercise price per share in cash at the time of exercise;

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

          (iii) Consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan; or

          (iv) Payment by a combination of the methods of payment specified in subparagraphs (i) through (iii) above.

     Withholding:
     ------------

     By exercising this Option, you agree that the Company may require you to enter an arrangement providing for satisfaction by you of any tax withholding obligation of the Company arising by reason of the exercise of this Option, as provided in Section 8(d) of the Plan.

     Exceptions to Transferability Restrictions:
     -------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------.

     Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under, subject to and governed by the terms and conditions of the 1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN attached and made a part of this document. You acknowledge that as of the date of grant of this Option, this instrument and its attachments set forth the entire understanding between you and the Company regarding the acquisition of Common Stock in the Company, and supersedes all prior oral and written agreements on that subject.

OPTIONEE:                                    ORALABS HOLDING CORP., a
                                             Colorado corporation


_________________________________            By:________________________________
Signature                   Date                                            Date

_________________________________            Title:_____________________________
Print Name

                              ORALABS HOLDING CORP.
                    1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN


                        EXERCISE NOTICE FOR VESTED SHARES
                        ---------------------------------



OraLabs Holding Corp.
Gary Schlatter, President
2901 South Tejon Street
Englewood, CO  80110

Attention:  Secretary

     1. Exercise of Option. Effective as of today, _______________________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _______________ shares of the Common Stock (the "Shares") of OraLabs Holding Corp. (the "Company") under and pursuant to the Company's 1997 Non-Employee Directors' Option Plan, as amended (the "Plan"), and the Notice of Stock Option Grant dated ____________________________ (together, the "Option").

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. Compliance with Securities Laws; Federal Restrictions on Transfer. Optionee has read and executed the Investment Representation Statement attached as Exhibit A to the Notice of Stock Option Grant. Optionee represents that he or she understands the matters set forth in the Investment Representation Statement and that he or she is purchasing the Shares subject to the restrictions and limitations set forth in that document.

     4. Tax Consultation. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5. Restrictive Legends. Optionee understands and agrees that the Company may cause one or more legends to be placed upon any certificate(s) evidencing ownership of the Shares if determined to be necessary or advisable by counsel to the Company.



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     6.  Withholding  Obligation.  Optionee  agrees to provide  such  additional documents as the Company may require pursuant to the terms of the Plan, and Optionee further agrees to provide for the payment by Optionee to the Company (in the manner designated by the Company) of the Company's withholding obligation, if any, relating to the exercise of this Option.

     7. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee or subcommittee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     9. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, return receipt requested, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     13. Entire Agreement. The Plan and Notice of Stock Option Grant are incorporated herein by reference. This Agreement, the Plan and the Notice of Stock Option Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.






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Submitted By:                            Accepted by:

OPTIONEE:                                ORALABS HOLDING CORP., a Colorado
                                         corporation


-----------------------------------      By:
(Signature)                                 ------------------------------------

                                         Its:
-----------------------------------          -----------------------------------
Address

-----------------------------------      ---------------------------------------
                                         Address

                                         ---------------------------------------











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                              ORALABS HOLDING CORP.
                    1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN

                          ATTACHMENT TO NOTICE OF GRANT

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------


OPTIONEE:

COMPANY:      ORALABS HOLDING CORP.

SECURITY:     COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.


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          (c) Optionee is familiar with the  provisions of Rule 144  promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (d) Optionee understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

          (e)  Optionee   understands   that  the  certificate   evidencing  the
securities will be imprinted with a legend which prohibits the transfer of the securities in the manner contemplated by this Agreement.


                                        Signature of Optionee:


                                        ----------------------------------------

                                        Date:
                                             -----------------------------------







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